Exhibit 99.1

AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT (the “Amendment”), dated as of October 6, 2006, is entered into between Packaging Receivables Company, LLC, a Delaware limited liability company (the “Borrower”), Packaging Credit Company, LLC, a Delaware limited liability company (the “Servicer”), Variable Funding Capital Company LLC (“VFCC”), as a Lender and Wachovia Bank National Association (“Wachovia”), as Agent and a Lender;

WITNESSETH:

WHEREAS, the Borrower, the Servicer, VFCC and Wachovia have heretofore executed and delivered a Credit and Security Agreement, dated as of November 29, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”),

WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement shall be and is hereby amended as follows:

Section 1.   (a)   Section 14.7 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

Section 14.7.   Confidentiality Provisions.

(a)    Each of the parties hereto shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business of the Borrower and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its directors, officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors, credit enhancers to the purchaser (including the directors, officers, external accountants, and attorneys of such credit enhancers) and the agents or advisors of such Persons (“Excepted Persons”) who have a need to know such information, provided that each Excepted Person shall be advised by the party disclosing such information of the confidential nature of the information being disclosed, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by applicable law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents, provided that the Persons permitted to make such disclosures under clauses (iii) and (iv) shall also include credit enhancers to Advances.  It is understood that the financial terms that may not be disclosed except in compliance with this Section 14.7(a) include, without limitation, all fees and other pricing terms, and all Events of Default and priority of payment provisions.

(b)    Anything herein to the contrary notwithstanding, the Borrower and the Servicer each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Lender, VFCC or the Secured Parties by each other, (ii) by the Agent or the purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Agent, the Liquidity Bank or a purchaser to any rating agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a purchaser and to any officers, directors, employees, outside accountants, advisors, and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information.  In addition, the Secured Parties, the Agent, Lender and credit enhancers to such conduit Advances, and the Agent may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

(c)    Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the collateral custodian’s or sub-servicer’s business or that of their affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the collateral custodian or sub-servicer or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance by the Borrower or Servicer or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the collateral custodian or sub-servicer having a need to know the same, provided that the collateral custodian or sub-servicer advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Borrower or Servicer.

(b)   Section 14.8 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

Section 14.8.   [Reserved]

(c)          The defined term “Scheduled Termination Date” appearing in Annex A of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

“Scheduled Termination Date” means October 5, 2007, unless extended by unanimous agreement of the Agent, the Lenders and the Liquidity Banks.

Section 2.    This Amendment shall become effective on the date the Agent has received (i) counterparts hereof executed by the Borrower, the Servicer, VFCC and Wachovia and consented to in writing by the Performance Guarantor and (ii) executed counterparts of the Second Amended and Restated Fee Letter by Wachovia, VFCC, the Borrower and the Servicer.

Section 3.   This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Section 4.   Except as specifically provided above, the Credit Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the  Agent or the Lender under the Credit Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents.  All defined terms used herein and not defined herein shall have the same meaning herein as in the Credit Agreement.  The Borrower agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel and for rating agency review) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 5.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

Packaging Receivables Company, LLC

By:	/s/ Darla J. Olivier
Name Printed: Darla J. Olivier
Title: Executive Director of Tax and
Assistant Corporate Secretary

VARIABLE FUNDING CAPITAL COMPANY LLC

By:	WACHOVIA CAPITAL MARKETS, LLC
ATTORNEY-IN-FACT

	By:	/s/ Douglas Wilson
	Name Printed:	Douglas Wilson
	Title:	Vice President

PACKAGING CREDIT COMPANY, LLC,
as Servicer

By:	/s/ Darla J. Olivier
Name Printed: Darla J. Olivier
	Title:	Executive Director of Tax and
Assistant Corporate Secretary

WACHOVIA BANK NATIONAL ASSOCIATION,
as Agent and a Lender

By:	/s/ Eero H. Maki
	Name Printed:	Eero H. Maki
	Title:	Director

Consented to as of the date first above written:

PACKAGING CORPORATION OF AMERICA

By:	/s/ Pamela A. Barnes
	Name Printed:	Pamela A. Barnes
	Title:	Treasurer